Virtus Income & Growth Fund (the “Fund”),
a series of Virtus Investment Trust

Supplement dated January 27, 2023, to the Fund’s Summary Prospectus and the
Virtus Investment Trust Statutory Prospectus, each dated October 28, 2022, as supplemented

Important Notice to Investors

Effective January 27, 2023, Ethan Turner, CFA is added as portfolio manager of the Fund.

The disclosure under “Portfolio Management” in the Fund’s summary prospectus and in the summary section of Fund’s statutory prospectus is hereby replaced in its entirety with the following:

> Justin Kass, CFA, portfolio manager and senior managing director at Voya, has managed the fund since 2007.

> David J. Oberto, portfolio manager and senior vice president at Voya, has managed the fund since 2020.

> Ethan Turner, CFA, portfolio manager and vice president at Voya, has managed the fund since January 2023.

> Michael E. Yee, portfolio manager and managing director at Voya, has managed the fund since 2007.

In the section “Management of the Funds” in the subsection “Portfolio Management”, the row for the Fund in the table under “Voya on page 86 of the Fund’s statutory prospectus is hereby replaced with the following:

Virtus Income & Growth Fund	Justin Kass, CFA (since 2007) David J. Oberto (since 2020) Ethan Turner, CFA (since January 2023) Michael E. Yee (since 2007)

The portfolio manager biographies under the referenced table are hereby amended by adding the following for Mr. Turner.

Ethan Turner, CFA. Mr. Turner is a portfolio manager and vice president with Voya. He joined Voya in July 2022 in conjunction with the firm’s transfer of certain portfolio management teams from Allianz Global Investors U.S., which he had joined in 2012, where he was an analyst and vice president with research responsibilities for the income and growth strategies team. Prior to that at Allianz, he was a trading assistant. Previously, Mr. Turner was a lead analyst covering the financial sector at Relational Investors and a financial analyst at Sunstone Hotel Investors. Mr. Turner earned a B.S. from San Diego State University and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles. He is a CFA® Charterholder.

All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks, remains unchanged.

Investors should retain this supplement with the Prospectuses for future reference.

VIT 8061/I&G Fund PM Changes (1/2023)

Virtus KAR Global Small-Cap Fund (the “Fund”),
a series of Virtus Investment Trust

Supplement dated January 27, 2023, to the Fund’s Summary Prospectus and the

Virtus Investment Trust Statutory Prospectus, each dated October 28, 2022, as supplemented

Important Notice to Investors

Effective January 1, 2023 the benchmark to which performance of the Fund is compared is the MSCI All Country World Small Cap Index (net), replacing MSCI World Small Cap Index (net). This change is being made to more closely match the Fund’s primary benchmark to its principal investment strategy.

Additional Information about the MSCI All Country World Small Cap Index (net)

The MSCI All Country World Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investors should retain this supplement with the Prospectuses for future reference.

VIT 8061/Global Small-Cap Fund Benchmark Change (1/2023)

Virtus Emerging Markets Opportunities Fund, Virtus KAR Global Small-Cap Fund,
Virtus KAR Health Sciences Fund, Virtus NFJ Mid-Cap Value Fund,
Virtus NFJ Small-Cap Value Fund, Virtus Silvant Focused Growth Fund,
Virtus Silvant Mid-Cap Growth Fund, Virtus Small-Cap Fund and
Virtus Zevenbergen Technology Fund (the “Funds”),
each a series of Virtus Investment Trust

Supplement dated January 27, 2023, to the Virtus Investment Trust Statutory Prospectus dated

October 28, 2022, as supplemented

Important Notice to Investors

Effective for 2023, the dividend distribution frequency for the Funds will change as shown in the table below. The first scheduled distribution for the Funds in 2023 will occur in June.

Fund	Prior Dividend Frequency	2023 Dividend Frequency
Virtus Emerging Markets Opportunities Fund	Annually	Semiannually
Virtus KAR Global Small-Cap Fund	Annually	Semiannually
Virtus KAR Health Sciences Fund	Annually	Semiannually
Virtus NFJ Mid-Cap Value Fund	Annually	Semiannually
Virtus NFJ Small-Cap Value Fund	Annually	Semiannually
Virtus Silvant Focused Growth Fund	Annually	Semiannually
Virtus Silvant Mid-Cap Growth Fund	Annually	Semiannually
Virtus Small-Cap Fund	Annually	Semiannually
Virtus Zevenbergen Technology Fund	Annually	Semiannually

Investors should retain this supplement with the Prospectus for future reference.

VIT 8061/Div Frequency Changes (1/2023)

Virtus Income & Growth Fund (the “Fund”),
a series of Virtus Investment Trust

Supplement dated January 27, 2023, to the Virtus Investment Trust
Statement of Additional Information (“SAI”), each dated October 28, 2022, as supplemented

Important Notice to Investors

Effective January 27, 2023, Ethan Turner, CFA is added as portfolio manager of the Fund.

The row for the Fund in the table under “Portfolio Managers” beginning on page 106 of the SAI is hereby replaced in its entirety with the following and an associated footnote:

Income & Growth Fund	Justin Kass, CFA David J. Oberto Ethan Turner, CFA Michael E. Yee

The disclosure in the “Other Accounts Managed (No Performance-Based Fees)” table beginning on page 107 of the SAI is hereby amended by adding a row to reflect the following information for Mr. Turner and an associated footnote:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ethan Turner, CFA*	0	N/A	1	$83 million	0	N/A

* As of December 31, 2022

The disclosure in the table under “Portfolio Manager Fund Ownership” beginning on page 111 of the SAI is hereby amended by adding rows to reflect the following information for Mr. Turner and an associated footnote:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Strategies
Ethan Turner, CFA*	Income & Growth Fund	$50,001-$100,000	None

* As of December 31, 2022. Became Portfolio Manager of the Income & Growth Fund effective January 27, 2023.

Investors should retain this supplement with the SAI for future reference.

VIT 8061B I&G Fund PM Changes (1/2023)